UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 25, 2007

Date of report (Date of earliest event reported)
PepsiCo, Inc.
(Exact Name of Registrant as Specified in its Charter)
North Carolina

(State or other jurisdiction of incorporation)

1-1183	13-1584302
(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by PepsiCo, Inc., dated April 25, 2007, reporting PepsiCo, Inc.’s financial results for the 12 weeks ended March 24, 2007.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release issued by PepsiCo, Inc., dated April 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007	PepsiCo, Inc.
	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by PepsiCo, Inc., dated April 25, 2007.